UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No.)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On June 25, 2024, Dr. Hong Wang informed the Board of Directors (the “Board”) of HF Foods Group Inc. (the “Company”) of his intention to resign from the Board and all committees thereof, effective June 28, 2024. Dr. Wang’s resignation from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Maria Ross as a Director

Effective June 28, 2024, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Ms. Maria Ross as a member of the Board.

Ms. Ross is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Ross was not selected as a director pursuant to any arrangement or understanding between herself and any other person.

The Board has determined that Ms. Ross is an independent director under applicable Company and Nasdaq standards and has been named to serve on the Audit and Compensation Committees of the Board.

A copy of the Company’s press release dated June 28, 2024 announcing the appointment of Ms. Ross is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter Agreements with Charlotte Westfall, Lisa Lim and Maria Ross

As previously disclosed, on June 7, 2024 the Board appointed Charlotte Westfall and Lisa Lim as members of the Board. On June 26, 2024, the Company entered into letter agreements with Ms. Westfall and Ms. Lim reflecting the terms of each of their appointments, including the standard compensation for the Company’s independent directors and other normal terms relating to confidentiality and avoidance of conflicts of interest, substantially in the form as the Company’s other independent directors have entered, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. On June 28, 2024, Ms. Ross entered into such an agreement with the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Form of Director Letter Agreement
99.1	Company press release dated June 28, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 28, 2024	/s/ Cindy Yao
Cindy Yao
Chief Financial Officer